MUNICIPAL TOTAL RETURN MANAGED ACCOUNTS PORTFOLIO

SUPPLEMENT DATED DECEMBER 3, 2025

TO THE PROSPECTUS DATED NOVEMBER 28, 2025

The fifth paragraph of “Section 1 – Portfolio Summaries – Municipal Total Return Managed Accounts Portfolio – Principal Investment Strategies” is hereby deleted and replaced with the following:

The Portfolio may invest up to 50% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Portfolio’s investments in inverse floaters are designed to increase the Portfolio’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-MAPPRO-1225P